Exhibit 99.1

Jeff Hansen

Investor Relations

Marriott Vacations Worldwide Corporation

407.206.6149

Jeff.Hansen@mvwc.com

Ed Kinney

Corporate Communications

Marriott Vacations Worldwide Corporation

407.206.6278

Ed.Kinney@mvwc.com

Marriott Vacations Worldwide Reports

First Quarter 2012 Financial Results

ORLANDO, Fla. – May 3, 2012 – Today, Marriott Vacations Worldwide Corporation (NYSE: VAC), the leading global pure-play vacation ownership company, reported first quarter 2012 financial results and reaffirmed the company’s full-year outlook for 2012 based upon positive trends in important North America metrics to date.

First Quarter 2012 highlights include:

•	North America segment gross contract sales increased 18 percent to $130 million.

•	Volume per guest (VPG) in the North America segment increased 18 percent year-over-year to $2,942.

•	Total gross contract sales increased 6 percent to $154 million.

•	Total revenues were $372 million, including $146 million from rentals, resort management and other services and financing.

•	Adjusted EBITDA (earnings before interest expense, taxes, depreciation and amortization), as adjusted for organizational and separation related costs totaled $29 million.

•	Real estate inventory balance declined by $27 million in the first quarter.

•	Adjusted fully diluted earnings per share (EPS) in the first quarter was $0.27.

First quarter 2012 reported net income totaled $9 million, or $0.24 a share, compared to reported net income of $19 million in the first quarter of 2011. First quarter 2012 adjusted net income totaled $10 million, flat to adjusted net income on a pro forma basis for the first quarter of 2011. Adjustments are shown on schedule A-1 and described in further detail on schedule A-11. First quarter 2012 adjusted results exclude $2 million of pre-tax organizational and separation related costs. First quarter 2011 adjusted results include $17 million of pre-tax pro forma adjustments to reflect the company’s position as if it were a standalone, public company since the beginning of 2011 rather than from the actual spin-off date in November 2011, as well as $2 million of legal related charges and severance costs.

“We’re pleased to report our first full quarter as a newly independent company shows 2012 is off to a strong start. Double-digit growth in both VPG and contract sales in North America demonstrated solid marketing and sales execution,” said Stephen P. Weisz, president and chief executive officer. “We also made significant progress toward improving our margin on the sale of vacation ownership products, or what we call development margin, and are well on our way toward our targeted development margin of over 12 percent for the year. This demonstrates the leverage in our business model and the progress we have made on this key strategic initiative.”

-more-

Marriott Vacations Worldwide Reports First Quarter 2012 Financial Results / 2

Weisz continued, “Our contract sales growth in North America underscores the strong value proposition of our Marriott Vacation Club Destinations program. Coupled with our focus on our cost structure, we are confident in the outlook for the balance of 2012. Given our first quarter growth came from North America, our largest and most profitable segment, we believe it is more likely that we will perform toward the higher end of our 2012 guidance range.”

First Quarter 2012 Results

For the first quarter, which ended March 23, 2012, total revenues were $372 million, including $86 million in cost reimbursements. Total revenues increased $1 million from the 2011 first quarter reflecting higher rental revenues, cost reimbursements and resort management and other services revenues. These increases were partially offset by lower revenue from the sale of vacation ownership products primarily due to revenue reportability and lower financing revenues from lower interest income on a declining notes receivable portfolio.

While company-owned gross contract sales increased $13 million in the first quarter, revenue from the sale of vacation ownership products of $134 million declined 6 percent from the prior year quarter due to $20 million of revenue reportability and $2 million of higher notes receivable reserve activity resulting primarily from higher contract sales volumes. The $20 million of revenue reportability was driven by $9 million of favorable revenue reportability in the first quarter of 2011, due to year-end 2010 sales associated with the launch of the company’s Marriott Vacation Club Destinations program that were recognized during the first quarter of 2011, and $11 million of unfavorable revenue reportability in the current year quarter from strong contract sales growth that resulted in an increase in contract sales in rescission periods at the end of the quarter. The impact of revenue reportability on the first quarter results for both 2012 and 2011 is illustrated on schedules A-7 (total company) and A-8 (North America) attached.

Total gross contract sales, excluding the impact of contract cancellation allowances and reversals, totaled $154 million, a 6 percent increase from $145 million in gross contract sales in the first quarter of 2011, driven by an 18 percent increase in contract sales in the North America segment, partially offset by lower contract sales in the Europe, Luxury and Asia Pacific segments. Revenues from the sale of vacation ownership products, net of expenses, were $12 million, $5 million lower than the first quarter of 2011 on an adjusted basis and $3 million lower than the first quarter of 2011 on an as reported basis, primarily from the impact of revenue reportability.

Rental revenues totaled $56 million, a 14 percent increase from the first quarter of 2011, reflecting higher demand for rental inventory with transient keys rented up 4 percent company-wide. Combined with higher revenues from Plus Points, one time use points provided as incentives, the company generated $8 million of rental revenue net of expenses, a $6 million increase from the first quarter of 2011.

Resort management and other services revenues totaled $54 million, a 6 percent increase over the 2011 period, reflecting higher management fees, higher annual club dues in connection with the company’s Marriott Vacation Club Destinations program and higher ancillary revenues from food and beverage and golf operations. The company generated $10 million of resort management and other services revenues, net of expenses, a $3 million increase from the first quarter of 2011.

Adjusted net income of $10 million was flat in the first quarter of 2012 compared to adjusted net income on a pro forma basis of $10 million in the first quarter of 2011.

-more-

Marriott Vacations Worldwide Reports First Quarter 2012 Financial Results / 3

Adjusted EBITDA, as adjusted for organizational and separation related costs, was $29 million in the first quarter of 2012, an increase of $1 million from Adjusted EBITDA on an as adjusted pro forma basis of $28 million in the 2011 quarter. First quarter 2012 reported net income totaled $9 million compared to reported net income of $19 million in the first quarter of 2011.

Segment Results

North America

Total North America contract sales increased $20 million, or 18 percent, to $130 million. VPG increased 18 percent to $2,942 in the first quarter of 2012 from $2,493 in the first quarter of 2011, driven by across the board improvements in closing efficiency, price and volume per contract.

First quarter 2012 North America segment results increased $6 million to $72 million from $66 million in adjusted segment results on a pro forma basis in the first quarter of 2011. The increase was primarily driven by $5 million of higher rental revenues net of expenses, $4 million of higher resort management and other services revenues net of expenses and $1 million of higher other revenues net of expenses. These increases were partially offset by $4 million of lower financing revenues net of expenses from a declining notes receivable portfolio. North America segment reported financial results increased to $72 million in the first quarter of 2012, $4 million higher than the first quarter of 2011.

Asia Pacific

Asia Pacific contract sales declined $2 million to $13 million. Total revenues in this segment declined $2 million to $18 million reflecting lower revenues from the sale of vacation ownership products. As a result, first quarter 2012 segment results were $1 million, $2 million lower than the first quarter of 2011.

Luxury and Europe

As inventory in the Luxury and Europe segments continues to decline, consistent with the strategy stated for these segments, first quarter 2012 gross contract sales declined to $11 million. Adjusted segment results for Luxury and Europe declined $1 million to a loss of $4 million in the first quarter of 2012. Luxury and Europe combined segment reported financial results improved $1 million to a loss of $4 million in the first quarter of 2012.

Balance Sheet and Liquidity

On March 23, 2012, cash and cash equivalents totaled $77 million. During the 2012 first quarter, real estate inventory balances declined $27 million to $926 million, including $519 million of finished goods, $115 million of work-in-process and $292 million of land and infrastructure. The company had $774 million in corporate level debt outstanding at quarter-end, a decline of $76 million from year-end 2011, including $662 million in non-recourse securitized notes receivable and $109 million drawn on its $300 million warehouse credit facility. In addition, the company had $195 million in available capacity under its revolving credit facility. Given the amount of cash on hand, the company did not draw down on its warehouse credit facility during the quarter and had $79 million of notes that were eligible for securitization on March 23, 2012.

-more-

Marriott Vacations Worldwide Reports First Quarter 2012 Financial Results / 4

Outlook

For the full year 2012, the company is reaffirming its guidance previously provided on March 15, 2012 as follows:

•	Total gross contract sales growth of 4 percent to 8 percent

•	Adjusted EBITDA of $115 million to $125 million

•	Net income of $37 million to $43 million

•	Fully diluted earnings per share of $1.03 to $1.17

•	Adjusted Free Cash Flow of $85 million to $100 million

See schedule A-11 for a reconciliation of Adjusted EBITDA, Adjusted free cash flow and other non-GAAP financial measures.

First Quarter 2012 Earnings Conference Call

The company will hold a conference call at 10:00 AM EDT today to discuss these results. Participants may access the call by dialing (866) 225-8754 or (480) 629-9866 for international callers. A live webcast of the call will also be available in the Investor Relations section of the company’s website at www.marriottvacationsworldwide.com.

An audio replay of the conference call will be available for seven days and can be accessed at (800) 406-7325 or (303) 590-3030 for international callers. The replay passcode is 4532362. The webcast will also be available on the company’s website for 90 days following the call.

About Marriott Vacations Worldwide Corporation

Marriott Vacations Worldwide Corporation is the leading global pure-play vacation ownership company. Through a spin-off in late 2011, Marriott Vacations Worldwide was established as an independent, public company focusing primarily on vacation ownership experiences. Since entering the industry in 1984 as part of Marriott International, Inc., the company earned its position as a leader and innovator in vacation ownership products. The company preserves high standards of excellence in serving its customers, investors and associates while maintaining a long-term relationship with Marriott International. Marriott Vacations Worldwide offers a diverse portfolio of quality products, programs and management expertise with more than 60 resorts and more than 420,000 Owners and Members. Its brands include: Marriott Vacation Club, The Ritz-Carlton Destination Club and Grand Residences by Marriott. For more information, please visit www.marriottvacationsworldwide.com.

###

Note on forward-looking statements: This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about earnings trends, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, supply and demand changes for vacation ownership and residential products, competitive conditions; the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in the Information Statement filed as an exhibit to our Annual Report on Form 10-K for the year ended December 30, 2011 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this presentation. These statements are made as of May 3, 2012 and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION

PRESS RELEASE SCHEDULES

QUARTER 1, 2012

TABLE OF CONTENTS

Consolidated Statements of Operations—12 Weeks Ended March 23, 2012 and March 25, 2011	A-1
North America Segment Financial Results—12 Weeks Ended March 23, 2012 and March 25, 2011	A-2
Luxury Segment Financial Results—12 Weeks Ended March 23, 2012 and March 25, 2011	A-3
Europe Segment Financial Results—12 Weeks Ended March 23, 2012 and March 25, 2011	A-4
Asia Pacific Segment Financial Results—12 Weeks Ended March 23, 2012 and March 25, 2011	A-5
Corporate and Other Financial Results—12 Weeks Ended March 23, 2012 and March 25, 2011	A-6

Consolidated Gross Company-Owned Contract Sales to Sales of Vacation Ownership Products and Consolidated Adjusted Sales of Vacation Ownership Products Net of Expenses—12 Weeks Ended March 23, 2012 and March 25, 2011

A-7

North America Gross Company-Owned Contract Sales to Sales of Vacation Ownership Products and North America Adjusted Sales of Vacation Ownership Products Net of Expenses—12 Weeks Ended March 23, 2012 and March 25, 2011

A-8
EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA—12 Weeks Ended March 23, 2012 and March 25, 2011	A-9
EBITDA, Adjusted EBITDA and Adjusted Free Cash Flow—2012 Outlook	A-10
Non-GAAP Financial Measures	A-11
Interim Consolidated Balance Sheets	A-13

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

12 Weeks Ended March 23, 2012 and March 25, 2011

(In millions, except per share amounts)

	As Reported 12 Weeks Ended March 23, 2012	Other Charges	As Adjusted 12 Weeks Ended March 23, 2012	**	As Reported 12 Weeks Ended March 25, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended March 25, 2011	**
Revenues
Sales of vacation ownership products	$134	$—	$134		$143	$—	$—	$143
Resort management and other services	54	—	54		51	—	—	51
Financing	36	—	36		41	—	—	41
Rental	56	—	56		49	—	—	49
Other	6	—	6		6	—	—	6
Cost reimbursements	86	—	86		81	—	—	81

Total revenues	372	—	372		371	—	—	371

Expenses
Costs of vacation ownership products	48	—	48		55	(1)	—	54
Marketing and sales	74	—	74		73	(1)	—	72
Resort management and other services	44	—	44		44	—	—	44
Financing	6	—	6		6	—	—	6
Rental	48	—	48		47	—	—	47
Other	2	—	2		1	—	—	1
General and administrative	21	(2)	19		19	—	—	19
Interest	13	—	13		12	—	3	15
Royalty fee	13	—	13		—	—	14	14
Cost reimbursements	86	—	86		81	—	—	81

Total expenses	355	(2)	353		338	(2)	17	353

Income before income taxes	17	2	19		33	2	(17)	18
Provision for income taxes	(8)	(1)	(9)		(14)	(1)	7	(8)

Net income	$9	$1	$10		$19	$1	$(10)	$10

Earnings per share - Basic	$0.25		$0.28

Earnings per share - Diluted	$0.24		$0.27

Basic Shares	34.0		34.0
Diluted Shares	35.7		35.7

	As Reported 12 Weeks Ended March 23, 2012				As Reported 12 Weeks Ended March 25, 2011	Cancellation Allowance		Gross Contract Sales 12 Weeks Ended March 25, 2011
Contract Sales
Company-Owned
Vacation ownership	$154				$141	$—		$141

Subtotal	154				141	—		141
Cancellation reversal	—				1	(1)		—

Total company-owned contract sales	154				142	(1)		141

Joint Venture
Vacation ownership	—				4	—		4

Total joint venture contract sales	—				4	—		4

Total contract sales	$154				$146	$(1)		$145

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA SEGMENT

12 Weeks Ended March 23, 2012 and March 25, 2011

($ in millions)

	As Reported 12 Weeks Ended March 23, 2012	Other Charges	As Adjusted 12 Weeks Ended March 23, 2012	**	As Reported 12 Weeks Ended March 25, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended March 25, 2011	**
Revenues
Sales of vacation ownership products	$111	$—	$111		$112	$—	$—	$112
Resort management and other services	42		42		39			39
Financing	33		33		37			37
Rental	51		51		44			44
Other	6		6		6			6
Cost reimbursements	65		65		61			61

Total revenues	308	—	308		299	—	—	299

Expenses
Costs of vacation ownership products	40	—	40		43			43
Marketing and sales	58	—	58		55			55
Resort management and other services	32		32		33			33
Rental	37		37		35			35
Other	2		2		3			3
General and administrative	1	—	1		1			1
Royalty fee	1		1		—		2	2
Cost reimbursements	65		65		61			61

Total expenses	236	—	236		231	—	2	233

Segment financial results	$72	$—	$72		$68	$—	$(2)	$66

	As Reported 12 Weeks Ended March 23, 2012				As Reported 12 Weeks Ended March 25, 2011	Cancellation Allowance		Gross Contract Sales 12 Weeks Ended March 25, 2011
Contract Sales
Company-Owned
Vacation ownership	$130				$110	$—		$110

Total company-owned contract sales	$130				$110	$—		$110

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

LUXURY SEGMENT

12 Weeks Ended March 23, 2012 and March 25, 2011

($ in millions)

	As Reported 12 Weeks Ended March 23, 2012	Other Charges	As Adjusted 12 Weeks Ended March 23, 2012	**	As Reported 12 Weeks Ended March 25, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended March 25, 2011	**
Revenues
Sales of vacation ownership products	$3	$—	$3		$6	$—	$—	$6
Resort management and other services	7		7		7			7
Financing	1		1		2			2
Rental	1		1		1			1
Cost reimbursements	14		14		13			13

Total revenues	26	—	26		29	—	—	29

Expenses
Costs of vacation ownership products	1		1		4	(1)		3
Marketing and sales	2		2		3	(1)		2
Resort management and other services	7		7		7			7
Rental	5		5		6			6
General and administrative	1		1		2			2
Cost reimbursements	14		14		13			13

Total expenses	30	—	30		35	(2)	—	33

Segment financial results	$(4)	$—	$(4)		$(6)	$2	$—	$(4)

	As Reported 12 Weeks Ended March 23, 2012				As Reported 12 Weeks Ended March 25, 2011	Cancellation Allowance		Gross Contract Sales 12 Weeks Ended March 25, 2011
Contract Sales
Company-Owned
Vacation ownership	$4				$6	$—		$6

Subtotal	4				6	—		6
Cancellation reversal	—				1	(1)		—

Total company-owned contract sales	4				7	(1)		6

Joint Venture
Vacation ownership	—				4			4

Total joint venture contract sales	—				4	—		4

Total contract sales	$4				$11	$(1)		$10

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

EUROPE SEGMENT

12 Weeks Ended March 23, 2012 and March 25, 2011

($ in millions)

	As Reported 12 Weeks Ended March 23, 2012	Other Charges	As Adjusted 12 Weeks Ended March 23, 2012	**	As Reported 12 Weeks Ended March 25, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended March 25, 2011	**
Revenues
Sales of vacation ownership products	$8	$—	$8		$10	$—	$—	$10
Resort management and other services	4		4		5			5
Financing	1		1		1			1
Rental	2		2		2			2
Cost reimbursements	5		5		5			5

Total revenues	20	—	20		23	—	—	23

Expenses
Costs of vacation ownership products	2		2		3			3
Marketing and sales	6		6		6			6
Resort management and other services	4		4		4			4
Rental	3		3		4			4
Cost reimbursements	5		5		5			5

Total expenses	20	—	20		22	—	—	22

Segment financial results	$—	$—	$—		$1	$—	$—	$1

	As Reported 12 Weeks Ended March 23, 2012				As Reported 12 Weeks Ended March 25, 2011	Cancellation Allowance		Gross Contract Sales 12 Weeks Ended March 25, 2011
Contract Sales
Company-Owned
Vacation ownership	$7				$10	$—		$10

Total company-owned contract sales	$7				$10	$—		$10

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

ASIA PACIFIC SEGMENT

12 Weeks Ended March 23, 2012 and March 25, 2011

($ in millions)

	As Reported 12 Weeks Ended March 23, 2012	Other Charges	As Adjusted 12 Weeks Ended March 23, 2012	**	As Reported 12 Weeks Ended March 25, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended March 25, 2011	**
Revenues
Sales of vacation ownership products	$12	$—	$12		$15	$—	$—	$15
Resort management and other services	1		1		—			—
Financing	1		1		1			1
Rental	2		2		2			2
Cost reimbursements	2		2		2			2

Total revenues	18	—	18		20	—	—	20

Expenses
Costs of vacation ownership products	3		3		4			4
Marketing and sales	8		8		9			9
Resort management and other services	1		1		—			—
Rental	3		3		2			2
Cost reimbursements	2		2		2			2

Total expenses	17	—	17		17	—	—	17

Segment financial results	$1	$—	$1		$3	$—	$—	$3

	As Reported 12 Weeks Ended March 23, 2012				As Reported 12 Weeks Ended March 25, 2011	Cancellation Allowance		Gross Contract Sales 12 Weeks Ended March 25, 2011
Contract Sales
Company-Owned
Vacation ownership	$13				$15	$—		$15

Total company-owned contract sales	$13				$15	$—		$15

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CORPORATE AND OTHER

12 Weeks Ended March 23, 2012 and March 25, 2011

($ in millions)

	As Reported 12 Weeks Ended March 23, 2012	Other Charges	As Adjusted 12 Weeks Ended March 23, 2012	**	As Reported 12 Weeks Ended March 25, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended March 25, 2011	**
Expenses
Costs of vacation ownership products	$2	$—	$2		$1	$—	$—	$1
Financing	6		6		6			6
Other	—		—		(2)			(2)
General and administrative	19	(2)	17		16			16
Interest	13		13		12		3	15
Royalty fee	12		12		—		12	12

Total expenses	52	(2)	50		33	—	15	48

Financial results	$(52)	$2	$(50)		$(33)	$—	$(15)	$(48)

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE: Corporate and Other captures information not specifically identifiable to an individual segment including expenses in support of our financing operations, non-capitalizable development expenses supporting overall company development, company-wide general and administrative costs, interest expense and the fixed royalty fee payable under our license agreements with Marriott International, Inc.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

CONSOLIDATED GROSS COMPANY-OWNED CONTRACT SALES TO SALES OF VACATION OWNERSHIP PRODUCTS

($ in millions)

	12 Weeks Ended
	March 23,	March 25,
	2012	2011
Gross company-owned contract sales[1]
Vacation ownership	$154	$141
Residential products	—	—

Subtotal	154	141

Cancellation reversal	—	—

Total company-owned contract sales	154	141

Revenue recognition adjustments:
Reportability [2]	(11)	9
Sales Reserve[3]	(9)	(7)

Sales of vacation ownership products	$134	$143

[1]	Gross company-owned contract sales excludes sales generated under a marketing sales arrangement with a joint venture and cancellation (allowances) reversals.
[2]	Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
[3]	Represents additional reserve for current year vacation ownership product sales.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

CONSOLIDATED ADJUSTED SALES OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES

($ in millions)

		Revenue					Revenue
	As Reported	Recognition	As Adjusted		As Reported		Recognition	As Adjusted
	12 Weeks Ended	Reportability	12 Weeks Ended		12 Weeks Ended	Other	Reportability	12 Weeks Ended
	March 23, 2012	Adjustment	March 23, 2012	**	March 25, 2011	Charges	Adjustment	March 25, 2011	**
Sales of vacation ownership products	$134	$11	$145		$143	$—	$(9)	$134
Less:
Costs of vacation ownership products	48	4	52		55	(1)	(3)	51
Marketing and sales	74	1	75		73	(1)	(1)	71

Sales of vacation ownership products net of expenses	$12	$6	$18		$15	$2	$(5)	$12

Development margin[1]	9.2%		12.7%		11.0%			9.7%

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin represents Sales of vacation ownership products net of expenses divided by Sales of vacation ownership products. Development margin is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

NORTH AMERICA GROSS COMPANY-OWNED CONTRACT SALES TO SALES OF VACATION OWNERSHIP PRODUCTS

($ in millions)

	12 Weeks Ended
	March 23,	March 25,
	2012	2011
Gross company-owned contract sales[1]
Vacation ownership	$130	$110
Residential products	—	—

Subtotal	130	110

Revenue recognition adjustments:
Reportability [2]	(11)	7
Sales Reserve[3]	(8)	(5)

Sales of vacation ownerhip products	$111	$112

[1]	Gross company-owned contract sales excludes sales generated under a marketing sales arrangement with a joint venture.
[2]	Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
[3]	Represents additional reserve for current year vacation ownership product sales.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

NORTH AMERICA ADJUSTED SALES OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES

($ in millions)

		Revenue				Revenue
	As Reported	Recognition	As Adjusted		As Reported	Recognition	As Adjusted
	12 Weeks Ended	Reportability	12 Weeks Ended		12 Weeks Ended	Reportability	12 Weeks Ended
	March 23, 2012	Adjustment	March 23, 2012	**	March 25, 2011	Adjustment	March 25, 2011	**
Sales of vacation ownership products	$111	$11	$122		$112	$(7)	$105
Less:
Costs of vacation ownership products	40	4	44		43	(3)	40
Marketing and sales	58	1	59		55	(1)	54

Sales of vacation ownership products net of expenses	$13	$6	$19		$14	$(3)	$11

Development margin[1]	11.8%		15.7%		13.6%		11.0%

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin represents Sales of vacation ownership products net of expenses divided by Sales of vacation ownership products. Development margin is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

EBITDA, ADJUSTED EBITDA and PRO FORMA ADJUSTED EBITDA

12 Weeks Ended March 23, 2012 and March 25, 2011

($ in millions)

	As Reported 12 Weeks Ended March 23, 2012	Other Charges	As Adjusted 12 Weeks Ended March 23, 2012	**	As Reported 12 Weeks Ended March 25, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended March 25, 2011	**
Net income	$9	$1	$10		$19	$1	$(10)	$10
Interest expense	13	—	13		12	—	3	15
Tax provision	8	1	9		14	1	(7)	8
Depreciation and amortization	7	—	7		8			8

EBITDA **	37	2	39		53	2	(14)	41

Consumer financing interest expense	(10)		(10)		(12)		(1)	(13)

Adjusted EBITDA**	$27	$2	$29		$41	$2	$(15)	$28

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

2012 EBITDA and ADJUSTED EBITDA OUTLOOK

($ in millions)

	Fiscal Year 2012 (low)	Fiscal Year 2012 (high)
Net income	$37	$43
Interest expense	63	62
Tax provision	30	34
Depreciation and amortization	31	31

EBITDA**	$161	$170
Consumer financing interest expense	(46)	(45)

Adjusted EBITDA**	$115	$125

Earnings per share—Diluted	$1.03	$1.17
Diluted shares	36.3	36.3

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURE

2012 ADJUSTED FREE CASH FLOW OUTLOOK

($ in millions)

	Fiscal Year 2012 (low)	Fiscal Year 2012 (high)
Net Income	$37	$43
Adjustments to reconcile Net Income to net cash provided by operating activities	103	117

Net cash provided by operating activities	140	160
Less: Capital expenditures for property and equipment	(18)	(20)

Free Cash Flow**	122	140
Issuance of debt related to securitizations [1]	427	433
Repayment of debt related to securitizations [1]	(464)	(473)

Net Securitization Activity	(37)	(40)

Adjusted Free Cash Flow**	$85	$100

**	Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Assumes drawdown from the warehouse facility throughout the year.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed or authorized by United States generally accepted accounting principles (“GAAP”). We discuss management’s reasons for reporting these non-GAAP measures below, and the press release schedules reconcile the most directly comparable GAAP measure to each non-GAAP measure that we refer to (identified by a double asterisk (“**”) on the preceding pages). Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures have limitations and should not be considered in isolation or as a substitute for revenues, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others.

Adjusted Net Income and Adjusted Pro Forma Net Income. Management evaluates non-GAAP measures that exclude other charges incurred in the 12 weeks ended March 23, 2012 and March 25, 2011 and include pro forma adjustments for the 12 weeks ended March 25, 2011 to reflect results as if the company were a standalone public company in such period, because those non-GAAP measures allow for period-over-period comparisons of our on-going core operations before the impact of material charges. These non-GAAP measures also facilitate management’s comparison of results from our on-going operations before material charges with results from other vacation ownership companies.

Other Charges—2012. In our first quarter Statements of Operations we recorded $2 million of pre-tax charges for organizational and separation related costs under the “General and administrative” caption.

Other Charges—2011. In our first quarter Statements of Operations we recorded $2 million of pre-tax charges comprised of $1 million of severance costs under the “Marketing and sales” caption and $1 million of legal related charges under the “Cost of vacation ownership products” caption.

Pro Forma Adjustments—2011. In our first quarter Statement of Operations we included $17 million of pre-tax pro forma adjustments comprised of $14 million of royalty fees, $2 million of interest expense and $1 million of dividends on preferred stock.

Adjusted Sales of Vacation Ownership Products Net of Expenses. Management also evaluates Adjusted Sales of Vacation Ownership Products Net of Expenses as an indicator of operating performance. Our Adjusted Sales of Vacation Ownership Products Net of Expenses adjusts Sales of vacation ownership products revenues for the revenue recognition reportability impact, and includes corresponding adjustments to both the Costs of vacation ownership products expense and the Marketing and sales expense associated with the change in revenues from the Sales of vacation ownership products, net. We evaluate Adjusted Sales of Vacation Ownership Products Net of Expenses because it allows for period-over-period comparisons of our ongoing core operations before the impact reportability has on our Sales of vacation ownership products net of expenses.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). EBITDA, a financial measure which is not prescribed or authorized by GAAP, reflects earnings excluding the impact of interest expense, provision for income taxes, depreciation and amortization. We consider EBITDA to be an indicator of operating performance, and we use it to measure our ability to service debt, fund capital expenditures and expand our business. We also use EBITDA, as do analysts, lenders, investors and others, because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES (cont.)

Adjusted EBITDA. We also evaluate Adjusted EBITDA as an indicator of performance. Our Adjusted EBITDA includes the impact of interest expense associated with the debt from the Warehouse Credit Facility and from the securitization of our notes receivable in the term asset-backed securities (“ABS”) market, which together we refer to as consumer financing interest expense. We deduct consumer financing interest expense in determining Adjusted EBITDA since the debt is secured by notes receivable that have been sold to bankruptcy remote special purpose entities and is generally non-recourse to us or to our business. We evaluate Adjusted EBITDA, which adjusts for this item, to allow for period-over-period comparisons of our ongoing core operations. Adjusted EBITDA is also useful in measuring our ability to service our non-securitized debt. EBITDA and Adjusted EBITDA facilitate our comparison of results from our ongoing operations with results from other vacation ownership companies.

Adjusted EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted. Management also evaluates Adjusted EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted, which reflect adjustments for other charges incurred in the 12 weeks ended March 23, 2012 and March 25, 2011 and include pro forma adjustments for the 12 weeks ended March 25, 2011, as itemized in our Adjusted Net Income and Adjusted Pro Forma Net Income non-GAAP financial measures and reconciliations explanation on page A-11. We evaluate Adjusted EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted as indicators of operating performance because they allow for period-over-period comparisons of our ongoing core operations before the impact of material charges and reflect results as if we were a stand alone public company in such period.

Free Cash Flow. Management also evaluates Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment. Management considers Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including making acquisitions and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparison of the Company’s results to its competitors’ results.

Adjusted Free Cash Flow. Management also evaluates Adjusted Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment as well as the net activity related to our securitizations and our warehouse facility. Management considers Adjusted Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including making acquisitions and strengthening the balance sheet. Analysis of Adjusted Free Cash Flow also facilitates management’s comparison of the Company’s results to its competitors’ results.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

INTERIM CONSOLIDATED BALANCE SHEETS

(In millions, except share amounts)

	(Unaudited)
	March 23,	December 30,
	2012	2011
ASSETS
Cash and cash equivalents	$77	$110
Restricted cash (including $34 and $42 from VIEs, respectively)	59	81
Accounts and contracts receivable (including $5 and $0 from VIEs, respectively)	110	105
Notes receivable (including $842 and $910 from VIEs, respectively)	1,110	1,149
Inventory	932	959
Property and equipment	282	285
Other (including $0 and $6 from VIEs, respectively)	151	157

Total Assets	$2,721	$2,846

LIABILITIES AND EQUITY
Accounts payable	$89	$145
Advance deposits	42	46
Accrued liabilities (including $1 and $0 from VIEs, respectively)	121	121
Deferred revenue	27	29
Payroll and benefits liability	52	55
Liability for Marriott Rewards loyalty program	215	225
Deferred compensation liability	47	47
Mandatorily redeemable preferred stock of consolidated subsidiary	40	40
Debt (including $771 and $847 from VIEs, respectively)	774	850
Other (including $0 and $2 from VIEs, respectively)	96	76
Deferred taxes	70	78

Total Liabilities	1,573	1,712

Preferred stock—$.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock—$.01 par value; 100,000,000 shares authorized; 34,221,695 and 33,845,700 shares issued and outstanding, respectively	—	—
Additional paid-in capital	1,118	1,117
Accumulated other comprehensive income	23	19
Retained earnings (deficit)	7	(2)

Total Equity	1,148	1,134

Total Liabilities and Equity	$2,721	$2,846

The abbreviation VIEs above means Variable Interest Entities.